EXHIBIT 10.1




                     SECOND AMENDMENT TO THE SECOND AMENDED
                   AND RESTATED RECEIVABLES PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 21, 2010 (this "Amendment"), is entered into by and among U. S. STEEL RECEIVABLES LLC, a Delaware limited liability company, as Seller (the "Seller"), UNITED STATES STEEL CORPORATION (in its individual capacity "USS"), a Delaware corporation, as initial Servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), the FUNDING AGENTS listed on the signature pages hereto, the CP CONDUIT PURCHASERS listed on the signature pages hereto, the COMMITTED PURCHASERS listed on the signature pages hereto, the LC BANKS listed on the signature pages hereto and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Collateral Agent for the CP Conduit Purchasers, Committed Purchasers and LC Banks (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"). Capitalized terms used and not otherwise defined herein are used as defined in the Second Amended and Restated Receivables Purchase Agreement, dated as of September 27, 2006 (as amended or otherwise modified through the date hereof, the "Agreement"), among the Seller, the Servicer, the CP Conduit Purchasers from time to time party thereto, the Committed Purchasers from time to time party thereto, the LC Banks from time to time party thereto, the Funding Agents and the Collateral Agent.

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

     NOW THEREFORE, in consideration of the premises and other material covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Amendments to the Agreement.

          (a) Clauses (a), (b) and (e) of Section 1.9 of the Agreement are hereby amended and restated in their entirety as set forth below:

          (a) If any Funding Agent, any Purchaser, any Program Support Provider or any of their respective Affiliates (each an "Affected Person") reasonably determines that the existence of or compliance with: (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, (ii) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement, or (iii) the Accord adopted in June 2004 by the Basel Committee on Banking Supervision, as implemented by the United States federal bank regulatory agencies (or the other applicable regulators, foreign or domestic, for such Affected Person) and/or the final rule titled "Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues", adopted by the United States bank regulatory agencies on December 15, 2009, or any change, revision, supplement or replacement thereof or thereto from time to time, or any laws, rules, regulations or interpretations promulgated in connection therewith or replacement thereof by any such United States bank regulatory agencies or by any other agencies, government or regulator, foreign or domestic (whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof) (collectively, "Basel II"), affects or would affect the amount of capital required or expected to be maintained by such Affected Person, and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of, or issue Letters of Credit in respect of (or otherwise to maintain the investment in) Pool Receivables related to this Agreement or any related liquidity facility, credit enhancement facility and other commitments of the same type, then, upon written demand by such Affected Person (accompanied by the certificate referred to in the next sentence, with a copy to the applicable Funding Agent), the Seller shall promptly pay to the applicable Funding Agent, for the account of such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person. A certificate describing in reasonable detail such amounts and the basis for such Affected Person's demand for such amounts submitted to the Seller and the applicable Funding Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, due to either: (i) the introduction of or any change in or in the interpretation of any law or regulation occurring after the date hereof, (ii) compliance with any guideline or request occurring after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), or (iii) Basel
          II (whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof), there shall be any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of, the Purchased Interest in respect of which Discount is computed by reference to the Eurodollar Rate, then, upon written demand by such Affected Person (accompanied by the certificate referred to in the next sentence, with a copy to the applicable Funding Agent), the Seller shall promptly pay to such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs. A certificate describing, in reasonable detail, such amounts and the basis for such Affected Person's demand for such amounts submitted to the Seller and the applicable Funding Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

          (e) For the avoidance of doubt, any increase in cost and/or reduction in yield with respect to any Affected Person caused by regulatory capital allocation adjustments due to FASB's Interpretation 46 (revised December 2003) Consolidation of Variable Interest Entities and Interpretation of Accounting Research Bulletin No. 51 or Statements of Financial Accounting Standards Nos. 166 and 167 (or any future statements or interpretations issued by FASB) shall be covered by this Section 1.9.

          (b) Section 1.10 of the Agreement is hereby amended by (a) deleting the word "or" at the end of clause (a) thereof and (b) inserting, immediately prior to the colon at the end of clause
          (ii) thereof, the following new clause (iii): ", or (iii) Basel II (whether the compliance by such Affected Person therewith was commenced prior to or after the date hereof) ".

	  (c) Clause (iii) of the proviso to Section 6.13 of the Agreement is hereby amended by inserting, immediately after the words "CP Conduit Purchaser", the following words: "or any nationally recognized statistical rating organization".

	  (d) The "Commitment" with respect to each Purchaser Group is hereby amended to be the amount set forth below the signature of the Funding Agent for such Purchaser Group as set forth on the signature pages hereto.

	  (e)  The definition of "Commitment Expiry Date" set forth in
	  Exhibit I to the Agreement is hereby amended by deleting the reference to the date "September 24, 2010" therein and substituting a reference to the date "July 19, 2013" therefor.

	  (f) The definition of "Special Obligor" as set forth in Exhibit I to the Agreement is hereby amended by (a) deleting the word "and" at the end of clause (ii) thereof and replacing it with a comma and (b) inserting, immediately prior to the period at the end of clause (iii) thereof, the following new clause (iv): "and
	  (iv) the Collateral Agent may (and shall, upon the direction of any Conduit Purchaser) at any time, upon not less than ten (10) Business Days' notice to the Seller and each Funding Agent, revoke the designation of any of Sooner Pipe, Whirlpool Corporation and Ford Motor Company as a Special Obligor or reduce the Concentration Percentage for such Special Obligor".

	  (g) Schedule IV to the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

	  (h) Schedule II to the Agreement is hereby amended and restated in its entirety as set forth on Schedule II attached hereto.

	  (i) Clause (k) of Exhibit V to the Agreement is hereby amended by amended and restated in its entirety as follows: USS or any of its Subsidiaries (other than the Seller) shall fail to pay any principal of or premium or interest on any of its Debt that is outstanding in a principal amount of at least $100,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement, mortgage, indenture or instrument relating to such Debt; it being agreed that, solely for purposes of this clause (k), the term "Subsidiaries" shall not include any entity that is not, directly or indirectly, wholly owned by the Servicer so long as the Servicer has no obligation to pay the applicable Debt of such entity in the event of a default by such entity; and

SECTION 2. Additional Agreements. The Seller and the Servicer have previously notified the Collateral Agent, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the LC Banks (the Collateral Agent, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the LC Banks, each, a "Purchaser Party" and collectively, the "Purchaser Parties") that the Servicer is currently implementing a new Enterprise Resource Planning "ERP" system. In the event that the Servicer determines, in its reasonable business judgment, that the implementation of the ERP system could affect in any material respect its compliance with its duties or obligations under the Transaction Documents, the Servicer (i) shall notify the Purchaser Parties in writing promptly upon such determination, such notice to describe such potential noncompliance and steps that the Servicer is taking to cure the potential noncompliance and (ii) may propose amendments to the Transaction Documents which the Servicer believes, in its reasonable business judgment, may be necessary or appropriate to cure such potential noncompliance. Each of the Seller, the Servicer and the Purchaser Parties agree to consider all such proposals by the Servicer, and any counter-proposals by the Purchaser Parties, in good faith, and to implement any such amendments that may be necessary or appropriate to cure such potential noncompliance; provided that any such amendments could not, in such Purchaser Party's sole judgment, adversely affect the respective rights of such Purchaser Party under the Transaction Documents.

SECTION 3. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.


SECTION 4. Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of each of the following, each in form and substance satisfactory to the Collateral Agent:

          (i) counterparts of this Amendment duly executed by each of the parties hereto;

          (ii) evidence that each Funding Agent is in receipt of counterparts of the amended and restated Fee Letter, dated as of the date hereof, duly executed by each of the parties thereto (including receipt of any "Renewal Fee" set forth therein); and

          (iii)evidence of the payment by the Seller and the Servicer of all fees (including all due diligence costs and expenses and attorneys' fees, costs and expenses) due and payable as of the date of this Amendment to the Collateral Agent, each Funding Agent and their collective counsel, in each case, reasonably satisfactory to the Collateral Agent and the applicable Funding Agent, as the case may be.

SECTION 5. Representations and Warranties of USS and Seller; Further Assurances. Each of USS and the Seller hereby represents and warrants to the Collateral Agent, each Funding Agent and each Purchaser as follows:

A. Representations and Warranties. Each of the representations and warranties made by it under each of the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct and correct as of such earlier date).

B. Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller's and the Servicer's valid and legally binding obligations, enforceable in accordance with its terms; and

C. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

D. Further Assurances. Each of the Seller and the Servicer hereby agree to provide (or to cause to be provided) to the Collateral Agent and each Funding Agent, a copy of all documents, agreements, instruments, certificates or other records or receipts, if any, relating to the subject matter of this Amendment, as the Collateral Agent or any Funding Agent may reasonably request.

SECTION 6.  Miscellaneous.

A. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

B. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

C. This Amendment may not be amended or otherwise modified except as provided in the Agreement.

D. Any provision in this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).



     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              UNITED STATES STEEL CORPORATION,
                              as initial Servicer


                              By:       /s/ L. T. Brockway
                                   ______________________________
                              Name:    L. T. Brockway
                              Title:   Vice President & Treasurer

                              U.  S.  STEEL RECEIVABLES  LLC,  as
                              Seller


                              By:       /s/ G. P. Schmidt
                                   ______________________________
                              Name:     G. P. Schmidt
                              Title:    Treasurer

                              LIBERTY STREET FUNDING LLC,

                              as a CP Conduit Purchaser


                              By:       /s/ Jill A. Russo
                                   ______________________________
                              Name:          Jill A. Russo
                              Title:         Vice President



                              THE  BANK  OF  NOVA  SCOTIA,  as  a
                              Committed  Purchaser  for   Liberty
                              Street Funding LLC

                              By:       /s/ Darren Ward
                                   _______________________________
                              Name:          Darren Ward
                              Title:         Director

                              THE BANK OF NOVA SCOTIA, as LC Bank
                              for  the Purchaser Group for  which
                              The  Bank  of Nova Scotia  acts  as
                              Funding Agent


                              By:       /s/ Darren Ward
                                   _______________________________
                              Name:          Darren Ward
                              Title:         Director

                              LC Sub-Commitment:  $125,000,000


                              THE BANK OF NOVA SCOTIA, as Funding
                              Agent  for  Liberty Street  Funding
                              LLC,  as  CP Conduit Purchaser  and
                              The   Bank   of  Nova  Scotia,   as
                              Committed Purchaser and as LC Bank


                              By:       /s/ Darren Ward
                                   _______________________________
                              Name:          Darren Ward
                              Title:         Director

                              Commitment for its Purchaser Group:
                              $275,000,000

                              MARKET STREET FUNDING LLC, as a  CP
                              Conduit Purchaser


                              By:       /s/ Doris J. Hearn
                                   _______________________________
                              Name:          Doris J. Hearn
                              Title:         Vice President

                              PNC BANK, NATIONAL ASSOCIATION,  as
                              Committed   Purchaser  for   Market
                              Street Funding LLC

                              By:       /s/ Susan Dimmick
                                   _______________________________
                              Name:          Susan Dimmick
                              Title:         Senior Vice
                                             President

                              PNC BANK, NATIONAL ASSOCIATION,  as
                              LC Bank for the Purchaser Group for
                              which     PNC    Bank,     National
                              Association acts as Funding Agent


                              By:       /s/ Susan Dimmick
                                   _______________________________
                              Name:          Susan Dimmick
                              Title:         Senior Vice
                                             President

                              LC Sub-Commitment:  $125,000,000

                              PNC BANK, NATIONAL ASSOCIATION,  as
                              Funding  Agent  for  Market  Street
                              Funding    LLC,   as   CP   Conduit
                              Purchaser  and  PNC Bank,  National
                              Association, as Committed Purchaser
                              and LC Bank


                              By:       /s/ Willam P. Falcon
                                   _______________________________
                              Name:          Willam P. Falcon
                              Title:         Vice President

                              Commitment for its Purchaser Group:
                              $250,000,000



                              THE BANK OF NOVA SCOTIA,
                              as Collateral Agent

                              By:       /s/ Darren Ward
                                   ________________________________
                              Name:          Darren Ward
                              Title:         Director





                                                    SCHEDULE I

                          SCHEDULE IV
                        SPECIAL OBLIGORS



Special Obligor                         Concentration Percentage


1.   General Motors Corporation                   10%

2.   Sooner Pipe                                  6%

3.   Whirlpool Corporation                        6%

4.   Ford Motor Company                           6%








                                                   SCHEDULE II

                          SCHEDULE II
              LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS


    Lock-Box Bank                 Lock-Box Accounts
1.  PNC Bank, National            6800 (account number #11-
    Association                   3081-8577)
2.  Mellon Bank, N.A.             AT 40370
                                  PI 360008
                                  107-1214 (wire account)